                                  Exhibit 99.5

                              AMBIX SYSTEMS CORP.



                           SOFTWARE LICENSE AGREEMENT

                                      FOR

                   Implementation of Components of the Ambix
                     Global Vista Telemanagement Framework



                              AMBIX SYSTEMS CORP.
                                 400 West Ave.
                           Rochester, New York 14611



                                 Version 10.006
                                  A. McIntosh
                                 March 22, 1995

                           SOFTWARE LICENSE AGREEMENT


          AGREEMENT between Ambix Systems Corp. of 400 West Ave, Rochester, New York ("Ambix") and ACC Corp., its current majority-owned subsidiaries, ACC TelEnterprises Ltd., and each of its current majority-owned subsidiaries, and the successors and assigns of each of the foregoing "Customer"), with its principal office and place of business at 400 West Ave., Rochester, New York 14611.


                                    RECITALS
                                    --------

I. Ambix has developed certain computer and systems software in which it possesses copyrights and/or rights in the nature of trade secrets and confidential know-how.


II. Ambix and Customer desire to enter into a License Agreement for such computer and systems software.

             NOW, THEREFORE the parties agree as follows:

          1. Ambix hereby licenses and Customer agrees to license from Ambix under the terms and conditions contained herein the Software, as defined in Schedules I and II attached hereto.

          2. Customer agrees to abide by the terms and conditions contained in this Agreement.


          3.   The following schedules are part of the Agreement:
                       SCHEDULE I: License Agreement Definitions, Terms and Conditions.
                       SCHEDULE II: "The Software": Statement of Intent, Overview of Components and Look and Feel, Data Model Descriptions, and Milestones.
                       SCHEDULE III: Locations and entities of installation and use.
                       SCHEDULE IV:   Delivery
                       SCHEDULE V:    Fees and Payments
                       SCHEDULE VI:   Escrow Agreement and Agency

          4. Customer acknowledges that it has read and agrees to all terms and conditions set forth in this Agreement and the attached Schedules.

             IN WITNESS WHEREOF the parties have executed this Software License Agreement as of the dates below:

AMBIX SYSTEMS CORP                     CUSTOMER:
Authorized Officer                     Authorized Officer

By: /s/ Andrew P. McIntosh              BY:  /s/ Arunas A. Chesonis
    ---------------------------              -----------------------------
TITLE: President                         TITLE: President
      -------------------------              -----------------------------
DATE: March 30, 1995                     DATE:March 30, 1995
     --------------------------              -----------------------------

                                   SCHEDULE 1
                                   ----------

GENERAL TERMS
-------------

1.0  DEFINITIONS.  When used in this Agreement, the capitalized terms listed
     -----------
below shall have the following meanings:

          1.1 "CODE" shall mean computer programming code. If not otherwise specified, Code shall include only object code and not source code.

          (a) "Object Code" shall mean code which is directly machine readable and executable by a computer after suitable processing and is in a form that is not generally understandable by humans.

          (b) "Source Code" shall mean code other than Object Code and related system documentation, comments, and procedural code which may be printed out or displayed in a form readable and understandable by a human programmer of ordinary or pertinent skill.

          1.2 "DOCUMENTATION" shall mean user manuals and other written materials that relate to particular Code, including materials useful for design (for example, logic descriptions, flow charts, class definitions, principles of operation, and the like), and machine readable text or graphic files subject to display or printout.

          1.3 "ENHANCEMENTS" shall mean changes or additions to Code and related Documentation available in all new releases that improve functions/classes/objects, add new functions/classes/objects or improve performance by changes in system coding without changes to current overall system architecture. Further, ENHANCEMENTS as defined under this Agreement shall pertain solely to those components of the Global Vista system herein licensed by Customer, regardless of any availability of new features, components, classes or objects to other Ambix customers, and do not pertain to any components or features not licensed by Customer.

          1.4 "SOFTWARE" shall mean the computer software, including Code as defined above, set forth in Schedule II and licensed hereunder, including any Enhancements as may be provided under this Agreement and any supplements or addendums hereto.

2.0  LICENSE OF SOFTWARE.  Ambix grants and Customer accepts a personal,
     -------------------
perpetual, non-exclusive, non-transferable and non-sublicensable license to use the computer software programs described in Schedule II attached hereto ("the SOFTWARE"). The Software is licensed solely for Customer's own use for the purposes as set forth in Schedule II at the locations and by the business entities set forth in Schedule III. Except as set forth in Schedule II and
Schedule III, use of the Software in any manner other than as set forth herein and use of the Software by third parties for any purpose whatsoever, are expressly prohibited. This license shall be for an indefinite duration, subject to termination as provided herein. Customer acknowledges, understands and agrees that the Software is not hereby sold to Customer; and Customer does not by virtue of this Agreement acquire any ownership rights in the Software or the intellectual property (including copyrights, trademarks, trade secrets and know-how) embodied in the Software or in any accompanying Documentation.

3.0  DELIVERY.  Pursuant to Schedule IV, Ambix shall deliver the Software on, or
     --------
as soon thereafter is practical, to Customer's requested delivery date, at the location designated by Customer. Customer shall be responsible for assisting Ambix in the installation of the Software and shall provide all equipment, supplies, personnel and computer resource necessary to complete such installation. Ambix shall not be responsible for delays or failure of installation resulting directly or indirectly from causes beyond the reasonable control of Ambix.

4.0  LICENSE FEE.  Customer shall pay and Ambix shall accept the amount(s) set
     -----------
forth in Schedule V in full payment for this license to use the Software. In addition, Customer shall pay or reimburse Ambix for all shipping and handling charges and all taxes or assessments of any government in the nature of taxes, however designated, relating to this license of the Software; including, but not limited to, sales, use, privilege, excise, withholding, value-added, or property taxes; excluding, however, taxes based upon the net income of Ambix.

5.0  TERMS OF PAYMENT.  Ambix shall bill Customer for the amount(s) as set forth
     ----------------
in Schedule V and Customer shall pay such amount(s) as billed. Ambix shall assess and the Customer shall pay a late payment fee of one and one-half percent (1.5%) per month on all past due amounts together with all costs of collection, including reasonable attorney's fees with respect to any collection efforts by Ambix for amounts due to it hereunder. This provision excludes however any late payment fee for the final installment payment withheld by Customer until Acceptance of the Software in accordance with the provisions of Section 13.

6.0  RIGHT TO AUDIT.  Ambix may, at Ambix's cost, from time to time during
     --------------
Customer's normal business hours, have one of its employees or representatives confIRM at Customer's offices that Customer is in compliance with the terms and conditions of this Agreement. In addition, Ambix may from time to time perform an on-line audit of the Global Vista system to assess Customer's compliance with Intellectual Property, copyright and trade secret provisions of this Agreement.

          Customer may, at Customer's cost, from time to time during Ambix's normal business hours, have one of its employees or representatives confirm at Ambix's offices, from Ambix's records, the amounts due Customer as Royalty Fees from Ambix. After each such audit, Customer shall promptly provide Ambix with a detailed calculation of any amounts due Customer if the amount claimed by Customer shall differ from that previously calculated and paid by Ambix.

7.0  DOCUMENTATION. Ambix shall provide Customer with Documentation for the
     -------------
Software. Customer may copy all or any part of the Documentation provided that such copies shall be solely for Customer's own use at Customer's own facilities at the locations permitted in Schedule III. Customer shall reproduce on all such copies all copyright, trademark, trade secret, and/or proprietary rights notices or legends which were on the copies delivered to Customer by Ambix.

8.0  SOFTWARE SUPPORT.  For so long as this License Agreement shall remain in
     ----------------
effect and so long as Customer has complied with all of its terms and conditions, Ambix shall provide Customer with any Enhancements (defined in Section 1.3 of this Agreement) to the Software and related Documentation necessary to use the software with these enhancements. Such enhancements when made to the software (as defined in Schedule II, "the Software") will not include significant re-writes of the Software. Upon request, Ambix will provide additional support by telephone and/or on-site consultation at Customer's expense (as defined in any Support Services Agreement between the parties). Customer shall pay Ambix's then prevailing charges for the time spent in servicing such Software, including portal to portal travel time and reasonable transportation, food, and lodging expenses.

9.0  TRAINING.  If requested by Customer, Ambix shall provide training in the
     --------
use of the Software for Customer's personnel. Ambix will provide such training at mutually agreeable times and at mutually agreeable locations, subject to the availability of Ambix personnel. Customer shall pay Ambix's then-current standard charges for training and shall reimburse Ambix for reasonable travel, lodging, and food expenses incurred in providing such training at locations other than those used by Ambix for such purposes. Ambix shall submit a separate invoice to Customer for training services which invoice shall be paid in accordance with the payment terms contained in Schedule I (above) Section 5.

10.0  CONFIDENTIALITY AND NON-DISCLOSURE OF INTELLECTUAL PROPERTY.  Customer
      -----------------------------------------------------------
acknowledges that Ambix has expended substantial effort and incurred great expense in designing and developing the Software and Documentation. Customer further acknowledges that the Software and Documentation incorporates information, concepts, ideas, know-how, techniques, and functional characteristics which are confidential and constitute proprietary information and trade secrets of Ambix. Customer agrees and covenants the following:
(10.1) it will hold the Software and Documentation in the strictest confidence and will not assign, license, sublicense, market, transfer, or otherwise disclose all or any portion of the Software or Documentation to any person or entity without the prior written consent of Ambix, which may be withheld in Ambix's sole discretion, except in accordance with Section 18.b; (10.2) it will take all reasonable steps to prevent inadvertent or unauthorized disclosure, transfer, or reproduction in any form of the Software or Documentation; (10.3) it will notify its employees and agents of the confidentiality of the Software and Documentation as well as notify its employees of the prohibitions on disclosure, transfer, and reproduction contained herein; (10.4) it will make its best effort short of litigation, to identify those employees or agents who may become cognizant of intellectual property of Ambix and request those employees or agents to sign an employee-employer Confidentiality Agreement (10.5) it will make Source Code, if Source Code is provided by Ambix, of the Software available only to those of its employees who are required to use such Source Code in order to perform the duties of their employment with Customer; and (10.6) it will not remove or alter any copyright, trademark, trade secret and/or proprietary rights notice and/or legend placed on the Software and/or Documentation by Ambix, and will reproduce all such notices and/or legends on all copies (including partial copies) of the Software or Documentation. Customer shall immediately notify Ambix of any breach of the confidentiality of the Software or Documentation and shall assist Ambix in any efforts to control or prosecute any such breach.

11.0  MODIFICATION OF SOFTWARE.  Customer may request modifications to the
      ------------------------
Software for reasonable purposes consistent with Schedule II of this Agreement including modifications to merge the Software with other software programs or systems which incorporate the Software into an overall business or information systems process. Customer shall pay Ambix its then-current fees for any modification. Customer may not modify or cause to be modified the Software except as assisted by Ambix. Any modifications made in violation of this Agreement shall belong to Ambix. Any modified version of the Software, or any system which incorporates the Software in modified form, just as in its original form as defined under this Agreement, shall be for Customer's own use as specified under this Agreement in Schedules II and III. The modified version or newly merged version of the Software shall remain subject to all of the terms and conditions of this Agreement. In addition to the notices required by
Section 10 of Schedule I (above), Customer shall include the following notice in both machine readable form and on all Documentation for the modified version of the Software or merged system comprising any part or all of the Software:

          "This program or system includes information, concepts, ideas, know-how, and techniques which are confidential and constitute proprietary information and trade secrets of Ambix Systems Corp. of Rochester, New York and are protected by copyright or pending copyright;

                          @ 1995 Ambix Systems Corp."

In the event this Agreement is terminated, the Software shall be completely removed from any system containing the software and from any information systems process using the Software, whether as a modified program or modified system integrating Ambix programs in modified or unmodified form. and treated as if permission to modify had never been granted and all copies of all Documentation shall be returned to Ambix.

12.0  WARRANTY.  Ambix warrants that it is the rightful owner of the Software
      --------
and that it has the right to license the Software to Customer. After completion of the Acceptance test outlined in Section 13, and while Customer continues to license the Software, Ambix warrants that the Software will be free of programming errors which significantly affect the performance of the Software from the standards and specifications contained in Schedule II. Further, upon Customer signing a Software Support Agreement, and as part of this Support Agreement and at no additional charge to Customer, Ambix will immediately correct any programming errors reported to Ambix. Ambix's only obligation under this Warranty shall be to amend, revise, modify, or replace the Software at Ambix's then-current rates for programming and support services. The warranty contained in this Section 12 shall apply to unmodified versions of the Software, and Ambix makes no warranty as to any version of the Software modified by anyone other than Ambix. Amendment, revision, modification, or replacement of the Software will be performed at Customer's request at Ambix's then-current rates for such services, subject to availability of Ambix personnel. AMBIX MAKES NO OTHER WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, AS TO

ANY MATTER WHATSOEVER, AND DISCLAIMS ALL SUCH WARRANTIES INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

13.0  ACCEPTANCE.  Customer will use the software during the thirty (30)
      ----------
business days immediately following installation (the "Acceptance Period") of the Software to determine whether or not it conforms to the functional and performance specifications attached as Schedule II (the "Specifications"). Any failures of the Software to conform to the Specifications discovered by Customer, during the Acceptance Period, will be reported promptly to Ambix. Ambix will immediately make any corrections necessary to make the Software conform with the Specifications. Upon satisfactory completion of the Acceptance Testing process, Customer shall provide Ambix with written notification of acceptance and shall pay to Ambix the final $44,000 monthly installment payment.

14.0  LIMITATION OF LIABILITY.  Ambix's liability under this Agreement for
      -----------------------
damages, regardless of the form of action, shall be limited to money damages which shall not exceed the total amount paid by Customer for the License granted hereunder. This shall be Customer's exclusive remedy. In no event shall either party be liable for any loss of product, loss of profit, loss of use or any other actual, special, incidental, consequential damages, or other damages of any kind whether foreseeable or unforeseeable, resulting from or arising out of the license or use of the Software, even if such party shall have been advised of possibility of such loss or damages.

15.0  INTELLECTUAL PROPERTY INFRINGEMENT.  If notified promptly in writing of
      ----------------------------------
any action (and all prior claims relating to such action) brought against Customer, based on a claim that the Customer's use of the Software infringes a United States patent, copyright, trademark or a trade secret (hereafter collectively "intellectual property rights") of a third party, Ambix will defend such action at its expense and pay the costs and damages awarded in any such action. Ambix will have the sole control of the defense of any such action and all negotiations for its settlement or compromise. At any time during the course of any litigation arising out of a claim of infringement of an intellectual property right, or if, in Ambix's opinion, the intellectual property or any part thereof is likely to become the subject of a claim of infringement, Ambix will, at its sole option and at its expense, either procure for Customer the right to continue using the Software, replace or modify the same with a compatible, functionally equivalent, non-infringing product, or grant Customer a full refund of the License Fees specified in Schedule V, and accept its return. The depreciation will be an equal amount per year over the lifetime of the Software as established by Ambix. Ambix will not have any liability to Customer under any provision of this paragraph if the infringement, or claim thereof, is based upon (a) the use of the Software in combination with other software not furnished by Ambix; or (b) the use of other than the latest supportable version of the Software made available to Customer.

          Customer will hold Ambix harmless from and against any expense, cost, damage, judgment, or loss or other liability of any kind, for infringement of any intellectual property right which result from Ambix's compliance with Customer's designs, specifications, instructions or from the use of the Software as altered or modified by anyone other than Ambix.

          Customer is obligated hereby to promptly notify Ambix of any instance of infringement or attempted infringement upon the intellectual property rights of Ambix which comes to Customer's attention.

          The foregoing states the entire liability of Ambix with respect to infringement of an intellectual property right by the Software or any part thereof or by its operation.

16.0  TERMINATION OF LICENSE.  The license granted to Customer hereunder may be
      ----------------------
terminated by Ambix upon not less than two months (2 months) notice if Customer fails to perform any of its material obligations or duties under this Agreement, unless within such period Customer cures such failure. If however, Customer cannot in good faith cure such failure within the two month period, then Customer must commence cure immediately and continue to diligently pursue such cure of any such failure(s). Upon termination of this Agreement, Customer shall immediately cease using the Software and, at the option of Ambix, Customer shall destroy or return to Ambix all tangible forms of the Software and the Documentation and Customer shall erase the Software from all storage media in which it has been installed or copied. Within (30) thirty days after termination of this Agreement, Customer shall certify to Ambix in writing that it has destroyed or delivered to Ambix all tangible forms of the Software and that it has erased the Software from all storage media.

17.0  EXPORT REGULATIONS.  Customer agrees, regardless of permissions granted by
      ------------------
Ambix, not to export, either directly or indirectly, any Ambix Software or systems incorporating such Software without first obtaining any required license to export or re-export from the United States Government or appropriate foreign government as may be required and to comply with all United States and international export regulations as applicable.

18.0  MISCELLANEOUS.
      -------------

          18.A  Binding Effect.  This Agreement shall be binding upon and inure
                --------------
to the benefit of the parties hereto, their personal representatives, and permitted successors and assigns.

          18.B  No Assignment.  Customer may not assign nor sublicense this
                -------------
Agreement, in whole or in part, without the prior written consent of Ambix, which may be withheld in Ambix's sole discretion. Customer may without the prior written consent of Ambix assign its fights under this Agreement so far as those rights constitute part of the sale, merger, consolidation, reorganization or transfer of any part of Customer's business or assets in which the Software is used. Any assignee of Customer shall have all of the rights and obligations set forth in this Agreement.

          18.C  Entire Agreement.  This Agreement contains the entire
                ----------------
understanding between or among the parties hereto and supersedes any prior understanding, memoranda or other written or oral agreements between or among any of them with respect to the Agreement's subject matter. There are no representations, agreements, arrangements or understandings, oral or written, between or among any of the parties relating to the subject matter of this Agreement which are not fully expressed herein.

          18.D  Modifications or Waiver.  No modification or waiver of this
                -----------------------
Agreement or any part of this Agreement shall be effective unless in writing and signed by the party or parties sought to be charged therewith. No waiver of any breach of condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.
No waiver of any breach or condition of this Agreement by or with respect to any party hereto shall be deemed to be a waiver of the same breach or condition with respect to any other party hereto. No course of dealing between or among any of the parties hereto will be deemed effective to modify, amend, or discharge any part of this Agreement or the rights or obligations of any party hereunder.

          18.E  No Third Party Beneficiary.  None of the provisions of this
                --------------------------
Agreement shall be for the benefit of, or enforceable by, any person or entity not a party hereto.

          18.F  Partial Invalidity.  If any provision of this Agreement shall be
                ------------------
held invalid or unenforceable by competent authority, such provision shall be construed so as to be limited or reduced to be enforceable to the maximum extent compatible with the law as it shall then appear. The total invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

          18.G  Notices.  Any notice or other communication required or
                -------
permitted under this Agreement shall be in writing and shall be deemed to have been duly given (a) upon hand delivery, or (b) on the third day following delivery to the U.S. Postal Service as certified or registered mail, return receipt requested and postage prepaid, or (c) on the first day following delivery to a nationally recognized U.S. or foreign overnight courier service, fee prepaid, return receipt requested or other confirmation of delivery requested, or (d) when telecopied or sent by facsimile transmission if an additional notice is also given under (a), (b), and (c) above within three days thereafter. Any such notice or communication shall be delivered or directed to a party at its address set forth below or at other address as may be designated by a party in a notice given to all other parties hereto in accordance with the provisions of this section.

Notice to Ambix shall be sent to...

             Ambix System Corp.
             400 West Ave,
             Rochester, New York  14611
             Attn:  Andrew McIntosh, President

Notice to ACC CORP shall be sent to...

             ACC Corp.
             400 West Ave.
             Rochester, New York 14611
             Attn:  Arunas Chesonis, Chief Operating Officer

          18.H  Governing Law.  This Agreement shall be governed by, and
                -------------
construed in accordance with, the laws of the United States and the State of New York without reference to any New York conflict or choice of law principle.

          18.I  Jurisdiction and Venue.  In the event that any legal proceedings
                ----------------------
are commenced in any court with respect to any matter arising under this Agreement, the parties hereto specifically consent and agree that:

          18.1.a the courts of the State of New York and/or the United States Federal Courts located in the State of New York shall have exclusive jurisdiction over each of the parties hereto and over the subject matter of any such proceedings; and

          18.1.b the venue of any such action shall be in Monroe County, New York and/or the United States District Court for the Western District of New York.

          18.J  Injunctive Relief.  In the event of a breach or threatened
                -----------------
breach of any of the terms of Sections 10, 11 or 15 of this Agreement, Ambix shall be entitled to an injunction restraining Customer from committing any breach of this Agreement without showing or proving any actual damages and without diminishing any other right or remedy which Ambix may have at law or in equity to enforce the provisions of this Agreement. Customer waives any right it may have to require Ambix to post a bond or other security with respect to obtaining or continuing any injunction or temporary restraining order, and releases Ambix and its officers, directors, and shareholders from, and waives any claim to, damages against them which Customer may have with respect to Ambix obtaining any injunction or restraining order pursuant to this Agreement.

          18.K  Effect of Termination.  Unless otherwise specifically agreed in
                ---------------------
writing, the terms of Sections 10, 11, 14, 15, and 18(all) shall survive any termination, cancellation, repudiation or rescission of this Agreement by either party for a period of three years after termination, whether or not for cause, and under such circumstances either party may continue to enforce such terms as if this Agreement were otherwise in full force and effect. In addition, the terms of SECTION 6.0 shall remain in effect for a period of one (1) year after termination.

          18.L  Confidentiality.  Except as contemplated by this Agreement or as
                ---------------
necessary to carry out the transactions contemplated by this Agreement, the terms of this Agreement, and all information or documents furnished by any party to the other, shall be kept confidential by the party to whom furnished and shall not be otherwise used or disclosed by the recipient except to recipient's accountants or attorneys, or as may be required by law, without the prior written consent of the other party. If this transaction is not consummated, each party shall return to the other all such documents furnished hereunder, including all copies, and shall continue to keep confidential, and neither use nor disclose, any such information.

          18.M  Expenses of Parties.  All expenses involved in the preparation,
                -------------------
authorization, execution and delivery of this Agreement, including, without limitation, all fees and expenses of agents, representatives, counsel, and accountants, shall be borne solely by the party that incurred same.

          18.N  Headings.  The headings contained in this Agreement are inserted
                --------
for convenience only and do not constitute a part of this Agreement.

          18.O  Fair Meanings.  This Agreement shall be construed according to
                -------------
its fair meaning. The language used shall be deemed the language chosen by the parties hereto to express their mutual intent, and no presumption or rule of strict construction will be applied against any party hereto.

          18.P  Gender.  Whenever the context may require, any pronoun used
                ------
herein shall include the corresponding masculine, feminine or neuter forms and the singular of nouns, pronouns and verbs shall include the plural and vice versa.

          18.Q  Counterparts.  This Agreement may be executed in several
                ------------
counterparts, each of which shall be deemed an original, and all of said counterparts together shall constitute but one and the same instrument.

          18.R  Further Assurances.  The parties hereto shall execute and
                ------------------
deliver any and all additional writings, instruments and other documents and shall take all such further actions as shall be reasonably required to effect the terms and conditions of this Agreement.

19.0  SOURCE CODE DEPOSIT.  Concurrently with each delivery of software to
      -------------------
Customer, Ambix shall deposit a copy of the Source Code to the version of the Software then being delivered to Customer with the Escrow Agent named in
Schedule VI. Such Source Code shall be held and delivered by the Escrow Agent in accordance with the terms and conditions of the Escrow Agreement which forms
Schedule VI of this Agreement. Ambix shall pay all industry comparable fees of the Escrow Agent. Upon request, Customer may compare and verify each deposit of Source Code to ensure that it corresponds to the Object Code version of the Software then being delivered to Customer. Such comparison and verification shall take place upon not less than two business days notice, and shall be performed at such place and by such persons as Customer shall reasonably designate according to all terms and conditions of this Agreement. Customer may elect at its option to retain a third party consultant to perform comparison and verification of the Software, upon first having such consultant execute a confidentiality agreement with Customer regarding the Software.

20.0  RIGHT OF DEMONSTRATION ON CUSTOMER PREMISES:  Ambix, upon reasonable
      -------------------------------------------
notice to Customer, may have access to Customer's operations facilities for purposes of demonstrating the use of the Software to prospective customers of Ambix. During the term of this Agreement, such visits will be limited to once per month unless otherwise agreed by the parties. During such visits, Customer at its sole option may withhold information it deems proprietary from any visitors. Ambix will take precautions not to disturb or incumber the operations during such visits. Customer agrees to make an employee available to answer questions should questions arise during a site visit.

                                   SCHEDULE V
                                   ----------


LICENSE FEES AND PAYMENTS
-------------------------


1.0  License Fees for NetOps Application Components and Data Models

          1.1 A total of $328,540.00 to be paid in monthly installments through the implementation of NetOps Phase II. The final monthly installment payment of $44,000 will be withheld until acceptance of the Software in accordance with the provisions contained in Schedule I, Section 13.

2.0  Royalty return payments to ACC from Ambix.

          2.1 For a period of five years after the Acceptance of the Software, Customer shall be entitled to receive royalty payments from Ambix based upon all revenues derived from parties other than Customer from the sale of the Software (NetOps components) licensed in this Agreement ("Ambix Revenue"). During this period, Ambix shall pay to Customer a royalty in the amount equal to fifteen percent (15%) of all such Ambix Revenue within thirty days of receipt by Ambix. This royalty shall be paid at the rate of 15% of sales until such time at which Ambix has paid to ACC a total equal to the sum paid to Ambix by ACC in implementation and license fees for NetOps programs licensed under this Agreement. At the conclusion of Phase II, this sum will be $328,540.00 (U.S.).

          If within the five year royalty period Ambix should pay to ACC an amount in royalty payments equal to the amount that Ambix has received from ACC in implementation and license fees of NetOps programs, then at that time Ambix shall continue to pay to ACC royalty fees in amounts equal to seven percent (7%) of Ambix Revenue until such time as Ambix has paid to ACC a total aggregate sum of one million dollars ($1,000,000.00 U.S.) in royalty fees. Except for accrued but unpaid royalty fees, Ambix's obligation to pay royalty fees to ACC terminates five years from the acceptance date of the Software, or at such time is Ambix has paid to ACC a total aggregate sum of one million dollars in royalty fees.

Ambix Systems Corp.                    Customer


Signed: /s/ Andrew P. McIntosh               Signed:  /s/ Arunas A. Chesonis
        ----------------------------                ----------------------------

Date: March 30, 1995                     Date: March 30, 1995
     -------------------------------           ---------------------------------